UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 5, 2024

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 5, 2024, Kopin Corporation (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the closing bid price for the Company’s common stock was below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has been provided an initial period of 180 calendar days, or until December 2, 2024 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. If, at any time before the Compliance Date, the closing bid price for the Company’s common stock is at least $1.00 for a minimum of 10 consecutive business days, the Staff will provide the Company written confirmation of compliance with the Minimum Bid Price Requirement.

If the Company does not regain compliance with the Minimum Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and will need to provide written notice of its intention to cure the deficiency during the second 180 calendar day compliance period, by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Minimum Bid Price Requirement by the Compliance Date and is not eligible for an additional compliance period at that time, the Staff will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel. There can be no assurance that the Company will regain compliance or otherwise maintain compliance with any of the other listing requirements.

The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider available options to regain compliance with the Minimum Bid Price Requirement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 6, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 150,000,000 shares to 200,000,000 shares (the “Amendment”).

The Company’s Board of Directors previously approved the Amendment, subject to shareholder approval at the Annual Meeting. On June 11, 2024, the Company filed a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware to effect the Amendment, which became effective immediately upon such filing.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were acted upon:

1. ELECTION OF DIRECTORS

Jill J. Avery, Chi Chia Hsieh, Michael Murray, David Nieuwsma and Margaret Seif were all elected to serve as directors of the Company each for a term expiring at the Company’s 2025 Annual Meeting and until their successors are duly elected and qualified. Scott L. Anchin (1)

The results of the election of directors are below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jill J. Avery	35,922,521	1,090,981	196,586	32,039,903
Chi Chia Hsieh	28,216,572	8,739,300	254,216	32,039,903
Michael Murray	36,382,123	691,381	136,584	32,039,903
David Nieuwsma	36,315,966	731,013	163,109	32,039,903
Margaret Seif	30,589,912	883,467	5,736,709	32,039,903

1 Pursuant to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2024, Scott L. Anchin resigned from the Board effective May 31, 2024 and elected to not stand for reelection to the Board. As a result, all votes cast for the election of Scott L. Anchin were disregarded.

2. APPROVAL OF AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN.

A proposal to ratify an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 11,000,000 to 14,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,414,046	4,493,523	6,302,519	32,039,903

3. PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized common shares from 150,000,000 to 200,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,400,327	8,037,703	1,811,961	—

4. RATIFICATION OF APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 28, 2024.

A proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
66,601,663	1,687,444	960,884	—

5. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,650,929	4,175,339	6,383,820	32,039,903

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	June 11, 2024	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)